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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):         December 16, 1999
                                                     ---------------------------



                              THOUSAND TRAILS, INC.
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               (Exact name of Registrant as Specified in Charter)


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
            Delaware                                1-14645                           75-2138671
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
(State or other jurisdiction of             (Commission File Number)               (I.R.S. employer
incorporation or organization)                                                    identification no.)


2711 LBJ Freeway, Suite 200, Dallas, TX                                                  75234
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(Address of Principal Executive Offices)                                               (Zip Code)


Registrant's telephone number, including area code:                               (972) 243-2228
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          (Former Name or Former Address if Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 16, 1999, Thousand Trails, Inc., a Delaware corporation (the "Company"), acquired all of the outstanding capital stock of Albertsen Investment Corporation, Inc., a Washington corporation ("AIC"), from Bernard O. Albertsen, Leodyce Albertsen, Bradley Albertsen, Mark Albertsen, Tom Sites, and Nancy Sites (collectively, the "Sellers"). AIC is the holding company owning Leisure Time Resorts of America, Inc., a Washington corporation ("Leisure Time"), which owns and operates 10 membership campground resorts in Washington and Oregon serving approximately 16,000 members. The acquisition was effected pursuant to a Stock Purchase Agreement, dated as of November 30, 1999, between the Company and the Sellers. The basic terms of the acquisition are set forth in the Stock Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

      The purchase price for the stock of AIC was $7,903,485 in cash, subject to adjustment after closing based on the balance sheet of Leisure Time as of the closing date. The Company does not expect the amount of this adjustment to be material. The purchase price was arrived at through arms-length negotiation between the Company and the Sellers. In connection with the acquisition, the Company also paid in full all of the outstanding real estate debt on Leisure Time's campgrounds, which totaled approximately $2.3 million. The Company borrowed the funds for the stock purchase and debt repayment under its line of credit with Foothill Capital Corporation.

      The principal assets of Leisure Time consist of its 10 membership-based campground resorts and related improvements and personal property, approximately 16,000 members, and approximately $3.4 million of contracts receivable. Leisure Time will continue to operate a separate system of campgrounds from the Company's other membership-based campground systems.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

      NONE.

(b) Pro Forma Financial Statements.

      NONE.

(c) Exhibits.

The following documents are filed as exhibits to this report.

Exhibit
Number           Description
------           -----------

2.1 Stock Purchase Agreement, dated November 30, 1999, between the Company as Purchaser and the Sellers.

10.1 Amended and Restated Loan and Security Agreement, dated as of December 10, 1999, between the Company and its subsidiaries as Borrowers, and Foothill Capital Corporation as Lender.





                          [SIGNATURE ON THE NEXT PAGE]




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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          THOUSAND TRAILS, INC.
                                          (Registrant)


Date: January 3, 2000                     By: /s/ William J. Shaw
                                              ----------------------------------
                                              William J. Shaw
                                              President and
                                              Chief Executive Officer


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                                  EXHIBIT INDEX
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Exhibit
 Number       Description                                             Page No.
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
2.1           Stock Purchase Agreement, dated November 30, 1999,
              between the Company as Purchaser and the Sellers.

10.1 Amended and Restated Loan and Security Agreement, dated as of December 10, 1999, between the Company and its subsidiaries as Borrowers, and Foothill
              Capital Corporation as Lender.
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